UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 31, 2024

COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

Delaware	001-34927	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

COMPASS GROUP DIVERSIFIED HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34926	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
301 Riverside Avenue, Second Floor, Westport, CT 06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203) 221-1703

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Shares representing beneficial interests in Compass Diversified Holdings	CODI	New York Stock Exchange
Series A Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR A	New York Stock Exchange
Series B Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR B	New York Stock Exchange
Series C Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR C	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 7     Regulation FD
Item 7.01    Regulation FD Disclosure
On February 1, 2024, Compass Diversified Holdings (“Compass Diversified”) issued a press release announcing the closing (the “Closing”), on January 31, 2024, of the previously announced transaction, whereby, Compass Group Diversified Holdings LLC (the “Company” and, together with Compass Diversified, “CODI”), through its newly formed acquisition subsidiaries, THP Topco, Inc., a Delaware corporation (“Topco”) and THP Intermediate, Inc., a Delaware corporation (“Buyer”), acquired The Honey Pot Company Holdings, LLC (“THP”) and certain of its affiliated entities pursuant to a Merger and Stock Purchase Agreement (the “Purchase Agreement”) by and among Buyer, THP, VMG Honey Pot Blocker, Inc. (“Blocker I”), NVB1, Inc. (“Blocker II”), VMG Tax-Exempt IV, L.P. (“Blocker I Seller”), New Voices Fund, LP (“Blocker II Seller”), THP Merger Sub, LLC (“Merger Sub”), VMG Honey Pot Holdings, LLC, as the Sellers’ Representative, and certain remaining equity holders of THP (the “THP Sellers”, together with Blocker I Seller and Blocker II Seller, each a “Seller” and collectively, the “Sellers”). Pursuant to the Purchase Agreement, subsequent to certain internal reorganizations, Buyer acquired all of the issued and outstanding equity of Blocker I and Blocker II and, thereafter, Merger Sub merged with and into THP (the “Merger”), with THP surviving such that the separate existence of Merger Sub ceased, with THP surviving the Merger as a wholly-owned, indirect subsidiary of the Topco. THP is the parent company of The Honey Pot Company (DE), LLC (“The Honey Pot Co.”). A copy of the press release is attached as Exhibit 99.1 hereto.
The foregoing description of the press release is qualified in its entirety by reference to the complete text of the press release furnished as Exhibit 99.1 hereto, which is incorporated by reference herein. The information in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth in such filing.
Section 8     Other Events
Item 8.01    Other Events
CODI acquires and manages small to middle market businesses in the ordinary course of its business. The following description relates to the recent acquisition of one such business.
The Honey Pot Co.
On January 31, 2024 (the “Closing Date”), Buyer completed its transaction, including the Merger, with THP and its affiliates pursuant to the Purchase Agreement (the “Transaction”). Upon the completion of the Transaction, THP and The Honey Pot Co. became wholly-owned indirect subsidiaries of Topco. The Company paid a purchase price of approximately $380 million, before working capital and certain other adjustments, at the Closing (the “Purchase Price”) in connection with the Transaction. The Company funded the Purchase Price with cash on hand.
Certain minority equity holders of THP executed agreements pursuant to which they contributed a portion of their THP equity (the “Rollover Equity”) to Topco in exchange for Topco common stock. Topco contributed the Rollover Equity to Buyer. Certain other members of The Honey Pot Co. management team also contributed cash in exchange for equity in Topco. CODI directly owns approximately 85% of Topco, which in turn indirectly owns all of the issued and outstanding equity interests of THP and The Honey Pot Co.
Concurrent with the Closing, the Company provided a credit facility to Buyer, THP and The Honey Pot Co., as borrowers (the “THP Credit Agreement”), pursuant to which a secured revolving loan commitment and secured term loans were made available to Buyer, THP and The Honey Pot Co. (collectively, the “Borrowers”). The initial amount outstanding under these facilities on the Closing Date was approximately $110 million. The loans advanced under the THP Credit Agreement to the Borrowers are guaranteed by Topco and certain of Buyer’s subsidiaries (collectively, the “Guarantors”) and are secured by substantially all the assets and properties of the Borrowers and the Guarantors, including a pledge of, among others, all of the equity interests in Buyer, THP and The Honey Pot Co. In addition to being similar to the terms and conditions of the credit facilities in place with its existing subsidiary businesses, the Company believes that the agreed terms of the loans are fair and reasonable given the leverage and risk profile of THP and its affiliates.
The foregoing brief description of the Transaction is not meant to be exhaustive and is qualified in its entirety by the full text of the Purchase Agreement, which is incorporated herein by reference to Exhibit 99.3 to CODI’s Current Report on Form 8-K filed on January 16, 2024.

Section 9     Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits
(a) Financial statements of the businesses acquired
To the extent required by this item, historical financial statements for the Transaction referenced in Item 8.01 above will be filed in an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date of this report is due.

(b) Pro forma financial information
To the extent required by this item, pro forma financial information relating to the Transaction referenced in Item 8.01 above will be filed in an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date of this report is due.
(d)    Exhibits.

Exhibit Number	Description

99.1	Press Release of CODI dated February 1, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 2024	COMPASS DIVERSIFIED HOLDINGS

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Regular Trustee
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 2024	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Chief Financial Officer